UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2010
Fresh Harvest Products, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

000-51390	33-1130446
(Commission File Number)	(IRS Employer Identification No.)

280 Madison Ave, Suite 1005 New York, NY 10016	10016
(Address of Principal Executive Offices)	(Zip Code)

917-652-8030
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS – CHANGE OF TRANSFER AGENT

The Company appointed Clear Trust, LLC, 17961 Hunting Bow Circle, Suite 102, Lutz, FL 33558, phone 813-235-4490, as its transfer agent, effective January 15, 2010.

As of January 25, 2010, the Company had 125,282,396 Common Shares outstanding with 82,366,441 of those shares being Restricted Common Shares, including Insiders and Control Persons.

 SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Harvest Products, Inc.

Date: January 25, 2010	By: /s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Chairman of the Board of Directors